UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 7, 2018
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite #190. Scottsdale, Arizona 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On August 7, 2018, Nuverra Environmental Solutions, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) where five matters were submitted to a vote of the stockholders. The matters are described in greater detail in the Company’s Information Statement, filed with the U.S. Securities and Exchange Commission on June 26, 2018.
The Board of Directors of the Company did not solicit proxies for the Annual Meeting. Accordingly, the only shares of common stock voted at the meeting were shares beneficially owned by the Company’s two largest stockholders, who collectively beneficially own 10,433,238 shares out of 11,695,580 shares outstanding as described in the Information Statement relating to the Annual Meeting.
At the Annual Meeting, the stockholders (1) elected one nominee for Class I Director to serve a three-year term expiring on the date of the 2021 annual meeting of stockholders; (2) approved the compensation of the Company’s named executive officers on an advisory (nonbinding) basis; (3) determined, on an advisory (nonbinding) basis, that the Company should seek advisory votes from stockholders on the compensation of its named executive officers every year; (4) approved the 2018 Restricted Stock Plan for Directors; and (5) ratified the appointment of Moss Adams, LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. A detailed description of the vote follows.
Proposal 1

The Company’s stockholders elected one nominee for Class I Director with votes as follows:

Name	Votes For	Withheld	Abstain
Michael Y. McGovern	10,433,238

Proposal 2

The Company’s stockholders approved, on an advisory (nonbinding) basis, the compensation awarded by the Company to its named executive officers with votes as follows:

For	Against	Abstain
10,433,238

Proposal 3

The Company’s stockholders determined, on an advisory (nonbinding) basis, that the Company should seek advisory votes from stockholders on the compensation of its named executive officers every year, with votes as follows:

One Year	Two Years	Three Years	Abstain
10,433,238

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors in the Information Statement for the Annual Meeting, that the Company will hold future Say-on-Pay votes on an annual basis until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2024 Annual Meeting of stockholders.

Proposal 4

The Company’s stockholders approved the 2018 Restricted Stock Plan for Directors with votes as follows:

For	Against	Abstain
10,433,238

Proposal 5

The Company’s stockholders ratified the selection of Moss Adams as the Company’s independent registered public accountant for the fiscal year ending December 31, 2018 with votes as follows:

For	Against	Abstain
10,433,238

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: August 10, 2018	By:	/s/ Joseph M. Crabb
Name: Joseph M. Crabb Title: Executive Vice President and Chief Legal Officer